Exhibit 99.1

KPMG LLP
1676 International Drive
McLean, VA 22102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Rapid Financial Services, LLC (the “Company”)
Guggenheim Securities, LLC

(together, the “Specified Parties”)

Re: RFS Asset Securitization LLC, Asset Backed Notes, Series 2018-1 – Data File Procedures

We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled (“RapidAdvance Eligible Portfolio Tape - 20181031 v2.xlsx”) provided by the Company on November 26, 2018 containing information with respect to 3,294 specified amounts of future receivables purchased from merchants (the “Factored Receivables”) and business loans made to merchants (the “Loan Receivables,” together with the Factored Receivables, the “Receivables”) as of October 31, 2018 (the “Data File”), which we were informed are intended to be included in RFS Asset Securitization LLC, Asset Backed Notes, Series 2018-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement. Such compared information was deemed to be in agreement if differences were within the materiality threshold, as applicable.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

●	The term “materiality threshold” means that dollar amounts, months, decimals, and percentages were within $1.00, 1, 0.01, and 0.01%, respectively.

●	The term “Attributes” refers to the Company-selected characteristics listed in the table below.

●	The term “Loan Agreement” means copies of loan agreements for each selected Loan Receivable provided by the Company. We make no representation regarding the execution of the Loan Agreement by the borrower or the validity of the borrower(s) signature(s).

●	The term “Future Receivable Sales Agreement” means copies of sales agreements for each selected Factored Receivable provided by the Company. We make no representation regarding the execution of the Future Receivable Sales Agreements by the borrower or the validity of the borrower(s) signature(s).

●	The term “Billing System File” means the electronic file (“Billing System File.xlsx”) provided by the Company on November 16, 2018 containing information related to initial funding date, current balance, original term, and factor rate with respect to the Receivables.

●	The term “Application System File” means the electronic file (“Application System File v2.xlsx”) provided by the Company on November 19, 2018 containing information related to billing state, industry, primary guarantor FICO, and years in business with respect to the Receivables.

●	The term “Analytic File” means the electronic file (“Analytics File v2.xlsx”) provided by the Company on November 19, 2018 containing information related to loss estimation model decile, remaining term, yield at origination, missed payment factor, delinquency status based on missed payment factor, and performance ratio with respect to the Receivables.

●	The term “SIC Mapping File” means the electronic file (“SIC2 Mapping.xlsx”) provided by the Company on November 19, 2018 containing information related to the mapping of SIC codes to industry descriptions.

●	The term “Source Documents” means the Loan Agreements, Future Receivable Sales Agreements, Billing System File, Application System File, Analytic File, and SIC Mapping File.

We performed the following procedures:

A.	We were instructed by the Company to select 200 Receivables from the Data File (the “Selected Receivables”) following the guidance described below:
(i)	calculate the ratio of the count of Loan Receivables to the count of Factored Receivables for all Receivables in the Data File, which is approximately 77 to 23, respectively;
(ii)	select the largest 77 Loan Receivables and the largest 23 Factored Receivables based on Outstanding Receivable Balance. For purposes of this procedure, we were instructed by the Company that Outstanding Receivable Balance is calculated as the product of (x) Current Balance divided by the sum of one and Factor Rate, and (y) the difference of (a) one minus (b) Syndicated Amount divided by Advance Amount, each in the Data File; and,
(iii)	select another 77 Loan Receivables and 23 Factored Receivables randomly from the remaining Receivables.

A listing of the Selected Receivables was provided to the Company.

B.	For each Selected Receivable, we compared or recomputed the Attributes in the Data File to the corresponding information set forth in or derived from the Source Documents. The Specified Parties indicated that the absence of any of the specified Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the Attributes indicated below constituted an exception.

Attribute	Source / Procedure
Capital Account ID	Compare to Billing System File
Product Type	Loan Receivable: Compare to Loan Agreement Factored Receivable: Compare to Future Receivable Sales Agreement
Billing State	Compare to Application System File
SICCODE	Recompute using Industry in Application System File and SIC Mapping File
Primary Guarantor FICO	Compare to Application System File
LEM Decile	Compare to Analytic File
Payment Frequency	Loan Receivable: Compare to Loan Agreement Factored Receivable: Compare to Future Receivable Sales Agreement
Initial Funding Date	Compare to Billing System File
Years in Business	Compare to Application System File
Current Balance	Compare to Billing System File
Term (Months)	Recompute by taking the integer part of a fraction, the numerator of which is Term (est Days) and the denominator of which is 30
Remaining Terms (Months)	Recompute by rounding a fraction, the numerator of which is Remaining Term (Days) and the denominator of which is 30
Factor Rate	Compare to Billing System File
Yield at Origination	Compare to Analytic File
Missed Payment Factor	Recompute by dividing RepaymentsBehind by PaymentAmount
Delinquency Status Based on MPF

Recompute using Missed Payment Factor and Payment Frequency and the following methodology:

1)    if Payment Frequency is “Weekly”

a)    if Missed Payment Factor is less than 4, “a. 0 – 30”

b)    if Missed Payment Factor is greater than or equal to 4 but less than 8, “b. 31 – 60”

c)     if Missed Payment Factor is greater than or equal to 8 but less than 12, “c. 61 – 90”

d)    if Missed Payment Factor is greater than or equal to 12, “d. 91+”

2)    if Payment Frequency is “Business Days”

a)    if Missed Payment Factor is less than 22, “a. 0 – 30”

b)    if Missed Payment Factor is greater than or equal to 22 but less than 44, “b. 31 – 60”

c)     if Missed Payment Factor is greater than or equal to 44 but less than 66, “c. 61 – 90”

d)    if Missed Payment Factor is greater than or equal to 66, “d. 91+”

Performance Ratio

Recompute using 15 days Flag, RepaymentsToDate, and ExpectedPayments and the following methodology:

1)    if 15 days Flag is “1”, 0%

2)    if 15 days Flag is “0”, a faction, the numerator of which is RepaymentsToDate and the denominator of which is ExpectedPayments

We found such information to be in agreement. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on methodologies, instructions, and information included in the Data File or Source Documents, without verification or evaluation of such methodologies, instructions and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the methodologies, instructions, and information provided by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Source Documents or the Data File which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

McLean, VA

November 26, 2018

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